SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                August 25, 1999


                       RESIDENTIAL ACCREDIT LOANS, INC.
          (Exact name of the registrant as specified in it's charter)

                      33-95932, 333-8733, 333-33493
                         333-48327, 333-63549               51-0368240
                                 333-72661

Delaware               (Commission File Number)             (I.R.S. Employee
(State or other                                        Identification No.)
jurisdiction of
incorporation)

                      8400 Normandale Lake Boulevard 55437
                       Minneapolis, Minnesota (Zip Code)
                             (Address of Principal
                               Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the August, 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-QS1    RALI
1996-QS1    RALI
1996-QS2    RALI
1996-QS3    RALI
1996-QS4    RALI
1996-QS5    RALI
1996-QS6    RALI
1996-QS7    RALI
1996-QS8    RALI
1997-QPCR1  RALI
1997-QPCR2  RALI
1997-QPCR3  RALI
1997-QS1    RALI
1997-QS10   RALI
1997-QS11   RALI
1997-QS12   RALI
1997-QS13   RALI
1997-QS2    RALI
1997-QS3    RALI
1997-QS4    RALI
1997-QS5    RALI
1997-QS6    RALI
1997-QS7    RALI
1997-QS8    RALI
1997-QS9    RALI
1998-QS1    RALI
1998-QS10   RALI
1998-QS11   RALI
1998-QS12   RALI
1998-QS13   RALI
1998-QS14   RALI
1998-QS15   RALI
1998-QS16   RALI
1998-QS17   RALI
1998-QS2    RALI
1998-QS3    RALI
1998-QS4    RALI
1998-QS5    RALI
1998-QS6    RALI
1998-QS7    RALI
1998-QS8    RALI
1998-QS9    RALI
1999-QS1    RALI
1999-QS2    RALI
1999-QS3    RALI

1999-QS4  RALI  1999-QS5 RALI 1999-QS6 RALI 1999-QS7 RALI 1999-QS8 RALI 1999-QS9
RALI

Item 7.  Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5.






                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By:


 Name:  Davee Olson
Title:  Chief Financial Officer
Dated:  July 26, 1999

                                  SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By:    /s/  Davee Olson
 Name:  Davee Olson
Title:  Chief Financial Officer
Dated:  August 25, 1999